**********************************************************   *******************
Household Finance Corporation
Household Affinity Funding Corporation                           Mar-97
Household Affinity Credit Card Master Trust I, Series 1993-1  15-Apr-97
**********************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
 Payment Rate  25.794%
 Annualized Gross Cash Yield (excluding principal recoverie20.304%
 Annualized Net Default Rate 6.539%
 Annualized Portfolio Yield 13.765%
 Delinquency status of accounts:
  5 - 29 days ($)  224,613,791.01
  5 - 29 days (%)     (Gross/Gross)                       3.62%
  30 - 59 days($)    83,760,992.58
  30 - 59 days (%)     (Gross/Gross)  1.35%
  60+ days ($) 183,191,332.23
  60+ days (%)     (Gross/Gross) 2.95%
  Total ($)491,566,115.82
  Total (%)     (Gross/Gross)    7.92%
 Collections
  Principal                                  1,534,800,508.98
  Finance Charge                                 74,981,797.18
  Fees              11,673,735.77
  Allocated Interchange 19,314,992.92
  Other Recoveries394,168.62
  Principal Recoveries 1,216,338.83
  Total 1,642,381,542.30
 Adjustment Payments              0.00
 Transfer Deposit Amount                         0.00
 Gross Principal Defaults                         35,472,202.09
 Defaulted Receivables Repurchased Pursuant to Article 2.07              0.00
 Defaulted Receivables Repurchased Pursuant to Article 3.03              0.00
 Net Defaulted Amount (Gross Defaults less Principal Recove     34,255,863.26

*** Reallocated Investor Finance Charge and Administrative Collections ***
Reallocated Investor Finance Charge and Administrative Collec   17,801,201.60
Investor Defaulted Amount (Gross)                               5,974,765.01
Series Adjusted Portfolio Yield                                  13.403%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                           84.9996411%
Fixed Class A Invested Percentage                      84.9996411%
Class A Monthly Interest (Due) [Section 4.08(a)]        4,087,187.50
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]      0.00
Class A Additional Interest (Due) [Section 4.08(a)]                   0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]          0.00
Class A Investor Default Amount                              5,078,528.82
Allocable Servicing Fee (Due) [Section 3]               1,764,713.33
Previously unpaid Allocable Servicing Fee                      0.01
Class A Required Amount [Section 4.09(a)]                             0.00
Funding of Class A Required Amount:
From Excess Reallocated FC&A to Pay Req. Amount [Section              0.00
From Cash Collateral Account Withdrawls [Section 4.14(b)              0.00
From Subordinated Principal Collections [Section 4.15(a)              0.00
Total ("Funded Class A Required Amount")                              0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11  15,130,957.47
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]     4,200,527.81
Funded Class A Required Amount                                  0.00
Excess Reallocated FC&A to cover previously unpaid Allocated         0.00
Total Available for Class A Invested Percentage Allocations 10,930,429.66
Class A Monthly Interest (Paid)                               4,087,187.50
Overdue Class A Monthly Interest (Paid)                               0.00
Class A Additional Interest (Paid)                                 0.00
Overdue Class A Additional Interest (Paid)                           0.00
Reimb. of Class A Investor Default Amount (Paid)             5,078,528.82
Allocable Servicing Fee (Paid)                            1,764,713.33
Previously unpaid Allocable Servicing Fee (Paid)                       0.01
Class A Interest Shortfall                                          0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                    5.0003400%
Fixed Class B Invested Percentage                              5.0003400%
Class B Monthly Interest (Due) [Section 4.08(b)]                 233,840.42
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                 0.00
Class B Additional Interest (Due) [Section 4.08(b)]                 0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]           0.00
Class B Investor Default Amount                              298,758.56
Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cummulative Excess Inter              0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B Additional Interest or the Cummulative Excess Interest:
From Excess Reallocated FC&A [Section 4.13(c)]                        0.00
From Cash Collateral Account Withdrawl [Section 4.14(b)]              0.00
From Subordinated Principal Collections allocable to the              0.00
Total Funded                                                          0.00
Funding of Class B Investor Default Amount
From Excess Reallocated FC&A [Section 4.13(d)]                  298,758.56
From Cash Collateral Account Withdrawl [Section 4.14(b)]              0.00
From Subordinated Principal Collections allocable to the              0.00
Total Funded                                                    298,758.56
Class B Invested Percentage of Reallocated FC&A [Section 4.11     890,120.60
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]         656,280.18
Funded Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cummulative Excess Inter              0.00
Funded Class B Default Amount                                      298,758.56
Total Available for Class B Floating Allocations               532,598.98
Class B Monthly Interest (Paid)                                   233,840.42
Overdue Class B Monthly Interest (Paid)                           0.00
Class B Additional Interest (Paid)                                       0.00
Overdue Class B Additional Interest (Paid)                                0.00
Reimbursement Class B Investor Default Amount (Paid)                298,758.56
Class B Interest Shortfall                                              0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                                     10.0000189%
Collateral Monthly Interest (Due) [Section 4.08(c)]                 549,084.24
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]               0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)            0.00
Collateral Investor Default Amount                                 597,477.63
Collateral Invested Percentage of Reallocated FC&A [Section 4    1,780,123.52
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]   1,231,039.28
From Excess Reallocated FC&A to Fund Collateral Investor Defa       597,477.63
Total Available for Collateral Invested Percentage Allocation     1,146,561.87
Collateral Monthly Interest (Paid)                                 549,084.24
Overdue Collateral Monthly Interest (Paid)                              0.00
Collateral Additional Interest (Paid)                                    0.00
Overdue Collateral Additional Interest (Paid)                             0.00
Reimbursement of Collateral Default Amount (Paid)                   597,477.63
Collateral Interest Shortfall                                           0.00

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
Sources of Excess Reallocated FC&A Collections Excess Class A Reallocated FC&A
[Section 4.11(a)(iv)]        4,200,527.81
Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]          656,280.18
Excess Collateral Interest Reallocated FC&A [Section 4.      1,231,039.28
Total                                                     6,087,847.27
Uses of Excess Reallocated FC&A Collections [Section 4.13] Allocated to Class
A Required Amount [Section 4.13(a)]                 0.00
Allocated to reimburse Class A Investor Charge-Offs [Sect              0.00
Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
                         0.00
Allocated to fund the Class B Investor Default Amount [Se        298,758.56
Allocated to reimburse Class B Invested Amount reductions              0.00
Allocated to unpaid Allocated Servicing Fee from previous              0.00
Allocated to fund the Collateral Default Amount [Section         597,477.63
Allocated to reimburse Collateral Invested Amount reducti              0.00
Allocated to the Cash Collateral Account [Section 4.13(i)              0.00
Allocated pursuant to the Collateral Agreement [Section 4      5,191,611.08
Subordinated Principal Collections [Section 4.15]         38,778,076.50
Allocated to Class A Required Amount [Section 4.15(a)]                  0.00
Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.15(b)]
                         0.00
Allocated to fund the Class B Investor Default Amount [Se              0.00

*** Amortization Allocations ***
Amortization Events [Three Month Average Series Adjusted Portfolio Yield Test]
                                                  Not Triggered
Other Amortization Events                                      Not Triggered
Transaction Period                                   REVOLVING
Principal Allocation Percentage                              N/A
Principal Allocation Percentage Numerator                    N/A
Available Investor Principal Collections Investor Principal Collections
                     238,040,130.91
Subordinated Principal Collections                                    0.00
Series Allocable Miscellaneous Payments                               0.00
Series 1993-1 Excess Principal Collections                            0.00
[Subordinated Series Reallocated Principal Collections]               0.00
Available Investor Principal Collections                       238,040,130.91
Collateral Principal Collections                             26,448,958.94
Controlled Distribution Amount                               N/A
Class A Monthly Principal (Due) [Section 4.09(a)]                     0.00
Class A Monthly Principal (Paid)                            0.00
Deficit Controlled Amortization Amount                           0.00
Total Available to Pay Class B Monthly Principal          238,040,130.91
Class B Monthly Principal (Due) [Section 4.09(b)]                   0.00
Class B Monthly Principal (Paid)                          0.00
Collateral Monthly Principal (Due) [Section 4.09(c)]              0.00
Collateral Monthly Principal (Paid)                              0.00
Series 1993-1 Principal Shortfall                                  0.00
Trust Excess Principal Collections                     264,489,089.85

*** Funding Accounts ***
Class A Principal Funding Account deposit                    N/A
Principal Distributed to Class A Certificateholders                       0.00
Class A Principal Funding Account Balance                    N/A
Class B Principal Funding Account deposits                            0.00
Principal Distributed to Class B Certificateholders                    0.00
Class B Principal Funding Account Balance                    N/A
Class A Interest Payment/Deposit from Collection Account   4,087,187.50
from Principal Funding Account                            N/A
Paid to Class A Certificateholders                              4,087,187.50
 Principal Funding Account Balance                         N/A
Class B Interest Payment/Deposit from Collection Account 233,840.42
from Principal Funding Account                            N/A
Paid to Class B Certificateholders                                233,840.42
 Principal Funding Account Balance                         N/A
Class A Investor Charge-Offs              0.00
Reimbursement of Class A Investor Charge-Offs                 0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                 0.00
Reduction of Class B Invested Amount (Other than Class B ICO)        0.00
Class B Investor Charge-Offs                    0.00
Reimbursement of Class B Investor Charge-Offs               0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Redu     0.00
Reduction of the Collateral Invested Amount                   0.00
Previous month's ending Collateral Invested Amount    105,883,000.00
Current Month's ending Collateral Invested Amount        105,883,000.00
Reimbursement of Collateral Invested Amount reductions             0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions         0.00
Unpaid current Allocated Servicing Fee                  0.00
Reimbursement of unpaid Allocated Servicing Fee                       0.00
Cumulative unreimbursed unpaid Allocated Serving Fee               0.01

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]                6,286,265,777.89
Average Principal outstanding based upon additional accounts  6,286,265,777.89
Principal Receivables outstanding                             6,122,550,235.85
Finance Charge and Administrative Receivables outstanding        84,116,104.61
Class A Invested Amount                                         900,000,000.00
Class B Invested Amount                                          52,945,000.00
Collateral Invested Amount                                      105,883,000.00
Series Adjusted Invested Amount                               1,058,828,000.00
Series Required Sellers Amount                                   74,117,960.00
Required Collateral Amount                                      105,883,000.00
Available Collateral Amount                                     105,883,000.00
Class A Certificate Balance                                     900,000,000.00
Class B Certificate Balance                                      52,945,000.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]       Begin Balance        0.00
Deposit of Excess Collections                                     0.00
Withdrawal Amounts [Section 4.14 (b)]
For Class A Required Amount                                          0.00
To reimburse Class A Investor Charge-Offs                            0.00
To pay current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cumulative Excess Interest Amount                         0.00
To fund the Class B Investor Default Amount                          0.00
To reimburse Class B Invested Amount reductions                      0.00
Total                                                         0.00
Deposit of Collateral Monthly Principal                                 0.00
Net Available                                                           0.00
Required Cash Collateral Amount                                         0.00
Collateral Surplus                                                      0.00
Cash Collateral Account Surplus                                         0.00
End Balance                                                             0.00
Collateral Surplus (Prime)                                                0.00
Cash Collateral Account Surplus (Prime)                                   0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest                        4.541319444
 2. Principal distribution per $1,000 interest                    0.000000000
 3. Interest distribution per $1,000 interest                     4.541319444
B. Calculation of Class A Interest
 1. Calculation of Class A Certificate Rate
  a. One-month LIBOR                                                5.437500%
  b. Spread                                                         0.200000%
  c. Class A Certificate Rate                                       5.637500%
 2. Beginning Invested Amount                                  900,000,000.00
 3. Number of Days in the Interest Period                                  29
C. Performance of Trust
 1. Collections of Receivables
  (a) Total Collections                                    1,642,381,542.30
  (b) Collections of Finance Charge & Administrative Rece    107,581,033.32
  (c) Collections of Principal                             1,534,800,508.98
 2. Allocation of Receivables
  (a) Class A Invested Percentage                                84.9996411%
  (b) Principal Allocation Percentage                    N/A
 3. Class A Principal
  (a) Total Amount Paid / Deposited to Principal Funding Account   0.00
  (b) Total amount on deposit in Principal Funding Account            N/A
 4. Delinquent Balances
  (a) 5 - 29 days -- ($)                                     224,613,791.01
   (%)   (Gross/Gross)                    3.62%
  (b) 30 - 59 days-- ($)                                      83,760,992.58
   (%)   (Gross/Gross)                    1.35%
  (c) 60+ days -- ($)                                        183,191,332.23
   (%)   (Gross/Gross)                    2.95%
 5. Class A Investor Default Amount                              5,078,528.82
 6. Class A Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with
    respect to the Payment Date                         0.00
  (b) The amount of Item 6(a) per $1,000 interest                      0.00
  (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs
                                                                        0.00
  (d) The amount of Item 6(c) per $1,000 interest                      0.00
  (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of
  such Payment Date               0.00
 7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
   the Payment Date                     1,764,713.33
 8. Deficit Controlled Amortization Amount for such Payment              0.00
D. Class A Pool Factor                                             1.00000000
E. Receivables Balances
 1. Principal Receivables as of close of business on the last day of the
  preceding Due Period                              6,122,550,235.85
 2. Finance Charge and Administrative Receivables as of the close of business
on the last day of the preceding Due Period     84,116,104.61
F. Class B Certificates
 1. Class B Invested Amount as of the end of the Payment Da     52,945,000.00
 2. Available Collateral Invested Amount as of the end of t    105,883,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest                        4.416666730
 2. Principal distribution per $1,000 interest                    0.000000000
 3. Interest distribution per $1,000 interest                     4.416666730
B. Calculation of Class B Interest
 1. Class B Coupon                                                     5.3000%
 2. Beginning Invested Amount                                   52,945,000.00
C. Performance of Trust
 1. Collections of Receivables
 (a) Total Collections                                    1,642,381,542.30
 (b) Collections of FC&A                                    107,581,033.32
 (c) Collections of Principal                             1,534,800,508.98
 2. Allocation of Receivables
 (a) Class B Invested Percentage                                 5.0003400%
 (b) Principal Allocation Percentage                    N/A
 3. Class B Principal
 (a) Total Amount Paid/Deposited to the Principal Funding Account         0.00
 (b) Total amount on deposit in Principal Funding Account         N/A
 4. Delinquent Balances
 (a) 5 - 29 days -- ($)                                     224,613,791.01
   (%)   (Gross/Gross)                    3.62%
 (b) 30 - 59 days-- ($)                                      83,760,992.58
   (%)   (Gross/Gross)                    1.35%
 (c) 60+ days -- ($)                                        183,191,332.23
   (%)   (Gross/Gross)                    2.95%
 5. Class B Investor Default Amount                                298,758.56
 6. Class B Investor Charge-Offs;
    Reimbursement of Charge-Offs.
 (a) Class B Investor Charge-Offs and other reductions, if any, for the
Distribution Date(s) with respect to the Payment Date             0.00
 (b) The amount of Item 6(a) per $1,000 interest                      0.00
 (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs and
other reductions                        0.00
 (d) The amount of Item 6(c) per $1,000 interest                      0.00
 (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class Invested Amount as of the end of such
Payment Date               0.00
 7. Available Cash Collateral Amount
 (a) Available Cash Collateral Amount at close of business on the Payment Date
                                            0.00
 (b) Available Cash Collateral Amount as a percent of the Class B Invested
Amount, each at close of business on the Payment Date           0.00%
 8. Available Collateral Invested Amount                       105,883,000.00
 9. Deficit Controlled Amortization Amount for such Payment              0.00
D. Class B Pool Factor                                              1.00000000
E. Receivables Balances
 1. Principal Receivables as of close of business on the last day of the
preceding Due Period                              6,122,550,235.85
 2. Finance Charge and Administrative Receivables as of the close of business
on the last day of the preceding Due Period     84,116,104.61

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Household Finance Corporation
Household Affinity Funding Corporation                                 Mar-97
Household Affinity Credit Card Master Trust I, Series 1993-2    15-Apr-97
**********************************************************
*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
 Payment Rate        25.794%
 Annualized Gross Cash Yield (excluding principal recoverie            20.304%
 Annualized Net Default Rate                                            6.539%
 Annualized Portfolio Yield                                            13.765%
Delinquency status of accounts:
 5 - 29 days ($)                                               224,613,791.01
 5 - 29 days (%)     (Gross/Gross)                                       3.62%
 30 - 59 days($)                                                83,760,992.58
 30 - 59 days (%)     (Gross/Gross)                                      1.35%
 60+ days ($)183,191,332.23
 60+ days (%)     (Gross/Gross)                                          2.95%
 Total ($)                                                491,566,115.82
 Total (%)     (Gross/Gross)                                        7.92%
Collections
 Principal 1,534,800,508.98
 Finance Charge                                                 74,981,797.18
 Fees         11,673,735.77
 Allocated Interchange                                          19,314,992.92
 Other Recoveries394,168.62
 Principal Recoveries                                            1,216,338.83
 Total     1,642,381,542.30
Adjustment Payments      0.00
Transfer Deposit Amount  0.00
Gross Principal Defaults                                       35,472,202.09
Principal Recoveries
Defaulted Receivables Repurchased Pursuant to Article 2.07              0.00
Defaulted Receivables Repurchased Pursuant to Article 3.03              0.00
Net Defaulted Amount (Gross Defaults less Principal Recove     34,255,863.26

*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collec 9,966,906.57 Investor Defaulted Amount (Gross) 3,319,303.86
Series Adjusted Portfolio Yield  13.561%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage  84.9998980%
Fixed Class A Invested Percentage    84.9998980%
Class A Monthly Interest (Due) [Section 4.08(a)]   2,333,333.33
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]   0.00
Class A Additional Interest (Due) [Section 4.08(a)]0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]0.00
Class A Investor Default Amount    2,821,404.90
Allocable Servicing Fee (Due) [Section 3]    980,393.33
Previously unpaid Allocable Servicing Fee  0.00
Class A Required Amount [Section 4.09(a)]  0.00
Funding of Class A Required Amount:
From Excess Reallocated FC&A to Pay Req. Amount [Section      0.00
From Cash Collateral Account Withdrawls [Section 4.14(b)      0.00
From Subordinated Principal Collections [Section 4.15(a)      0.00
Total ("Funded Class A Required Amount")      0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11 8,471,860.42 Amount that constitutes Excess FC&A [Section 4.11(a)(iv)] 2,336,728.86
Funded Class A Required Amount     0.00
Excess Reallocated FC&A to cover previously unpaid Allocated       0.00
Total Available for Class A Invested Percentage Allocations6,135,131.56
Class A Monthly Interest (Paid)    2,333,333.33
Overdue Class A Monthly Interest (Paid)    0.00
Class A Additional Interest (Paid) 0.00
Overdue Class A Additional Interest (Paid) 0.00
Reimb. of Class A Investor Default Amount (Paid)   2,821,404.90
Allocable Servicing Fee (Paid)       980,393.33
Previously unpaid Allocable Servicing Fee (Paid)   0.00
Class A Interest Shortfall 0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage   5.0000340%
Fixed Class B Invested Percentage     5.0000340%
Class B Monthly Interest (Due) [Section 4.08(b)]     144,609.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]   0.00
Class B Additional Interest (Due) [Section 4.08(b)]0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]0.00
Class B Investor Default Amount      165,966.32
Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Inter      0.00
Funding of Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Interest:
From Excess Reallocated FC&A [Section 4.13(c)]0.00
From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
From Subordinated Principal Collections allocable to the      0.00
Total Funded0.00
Funding of Class B Investor Default Amount
From Excess Reallocated FC&A [Section 4.13(d)]  165,966.32
From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
From Subordinated Principal Collections allocable to the      0.00
Total Funded  165,966.32
Class B Invested Percentage of Reallocated FC&A [Section 4.11498,348.72
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]    353,739.72
Funded Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Inter      0.00
Funded Class B Default Amount165,966.32
Total Available for Class B Floating Allocations     310,575.32

Class B Monthly Interest (Paid)      144,609.00
Overdue Class B Monthly Interest (Paid)    0.00
Class B Additional Interest (Paid) 0.00
Overdue Class B Additional Interest (Paid) 0.00
Reimbursement Class B Investor Default Amount (Paid) 165,966.32
Class B Interest Shortfall 0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage       10.0000680%
Collateral Monthly Interest (Due) [Section 4.08(c)]  305,047.38
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]0.00
Collateral Additional Interest (Due) [Section 4.08(c)]     0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)      0.00
Collateral Investor Default Amount   331,932.64
Collateral Invested Percentage of Reallocated FC&A [Section 4996,697.43 Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)] 691,650.05 From Excess Reallocated FC&A to Fund Collateral Investor Defa331,932.64 Total Available for Collateral Invested Percentage Allocation636,980.02
Collateral Monthly Interest (Paid)   305,047.38
Overdue Collateral Monthly Interest (Paid) 0.00
Collateral Additional Interest (Paid)      0.00
Overdue Collateral Additional Interest (Paid)      0.00
Reimbursement of Collateral Default Amount (Paid)    331,932.64
Collateral Interest Shortfall      0.00

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
Sources of Excess Reallocated FC&A Collections
Eccess Class A Reallocated FC&A [Section 4.11(a)(iv)]2,336,728.86
Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]  353,739.72
Excess Collateral Interest Reallocated FC&A [Section 4.691,650.05
Total   3,382,118.63
Uses of Excess Reallocated FC&A Collections [Section 4.13]
Allocated to Class A Required Amount [Section 4.13(a)] 0.00
Allocated to reimburse Class A Investor Charge-Offs [Sect      0.00
Allocated to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the Cumulative
Excess Interest Amount [Section 4.13(c)]   0.00
Allocated to fund the Class B Investor Default Amount [Se165,966.32
Allocated to reimburse Class B Invested Amount reductions      0.00
Allocated to unpaid Allocated Servicing Fee from previous      0.00
Allocated to fund the Collateral Default Amount [Section 331,932.64
Allocated to reimburse Collateral Invested Amount reducti      0.00
Allocated to the Cash Collateral Account [Section 4.13(i)      0.00
Allocated pursuant to the Collateral Agreement [Section 4      2,884,219.67
Subordinated Principal Collections [Section 4.15] 21,542,941.79
Allocated to Class A Required Amount [Section 4.15(a)]  0.00
Allocated to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the Cumulative
Excess Interest Amount [Section 4.15(b)]   0.00
Allocated to fund the Class B Investor Default Amount [Se      0.00

*** Amortization Allocations ***
Amortization Events
[Three Month Average Series Adjusted Portfolio Yield Test]     Not Triggered
Other Amortization Events      Not Triggered
Transaction Period  REVOLVING
Principal Allocation Percentage      N/A
Principal Allocation Percentage Numerator    N/A
Available Investor Principal Collections
Investor Principal Collections      132,244,045.34
Subordinated Principal Collections    0.00
Series Allocable Miscellaneous Payments       0.00
Series 1993-2 Excess Principal Collections    0.00
[Subordinated Series Reallocated Principal Collections]       0.00
Available Investor Principal Collections       132,244,045.34
Collateral Principal Collections  14,693,893.83
Controlled Distribution Amount       N/A
Class A Monthly Principal (Due) [Section 4.09(a)]  0.00
Class A Monthly Principal (Paid)   0.00
Deficit Controlled Amortization Amount     0.00
Total Available to Pay Class B Monthly Principal 132,244,045.34
Class B Monthly Principal (Due) [Section 4.09(b)]  0.00
Class B Monthly Principal (Paid)   0.00
Collateral Monthly Principal (Due) [Section 4.09(c)]       0.00
Collateral Monthly Principal (Paid)0.00
Series 1993-2 Principal Shortfall  0.00
Trust Excess Principal Collections       146,937,939.17

*** Funding Accounts ***
Class A Principal Funding Account deposit    N/A
Principal Distributed to Class A Certificateholders0.00
Class A Principal Funding Account Balance    N/A
Class B Principal Funding Account deposits 0.00
Principal Distributed to Class B Certificateholders0.00
Class B Principal Funding Account Balance    N/A
Class A Interest Payment/Deposit  from Collection Account 2,333,333.33
from Principal Funding Account    N/A
Paid to Class A Certificateholders      2,333,333.33
Principal Funding Account Balance N/A
Class B Interest Payment/Deposit from Collection Account   144,609.00
from Principal Funding Account    N/A
Paid to Class B Certificateholders144,609.00
Principal Funding Account Balance N/A
Class A Investor Charge-Offs       0.00
Reimbursement of Class A Investor Charge-Offs      0.00
Cumulative Unreimbursed Class A Investor Charge-Offs       0.00
Reduction of Class B Invested Amount (Other than Class B ICO)      0.00
Class B Investor Charge-Offs       0.00
Reimbursement of Class B Investor Charge-Offs      0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Redu      0.00
Reduction of the Collateral Invested Amount0.00
Previous month's ending Collateral Invested Amount58,824,000.00
Current Month's ending Collateral Invested Amount 58,824,000.00
Reimbursement of Collateral Invested Amount reductions     0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions      0.00
Unpaid current Allocated Servicing Fee     0.00
Reimbursement of unpaid Allocated Servicing Fee    0.00
Cumulative unreimbursed unpaid Allocated Serving Fee       0.00

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month] 6,286,265,777.89
Average Principal outstanding based upon additional accounts  6,286,265,777.89
Principal Receivables outstanding      6,122,550,235.85
Finance Charge and Administrative Receivables outstanding 84,116,104.61
Class A Invested Amount  500,000,000.00
Class B Invested Amount   29,412,000.00
Collateral Invested Amount58,824,000.00
Series Adjusted Invested Amount  588,236,000.00
Series Required Sellers Amount    41,176,520.00
Required Collateral Amount58,824,000.00
Available Collateral Amount       58,824,000.00
Class A Certificate Balance      500,000,000.00
Class B Certificate Balance       29,412,000.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
Begin Balance 0.00
Deposit of Excess Collections   0.00
Withdrawal Amounts [Section 4.14 (b)]
For Class A Required Amount  0.00
To reimburse Class A Investor Charge-Offs    0.00
To pay current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cumulative Excess Interest Amount   0.00
To fund the Class B Investor Default Amount  0.00
To reimburse Class B Invested Amount reductions      0.00
Total       0.00
Deposit of Collateral Monthly Principal 0.00
Net Available 0.00
Required Cash Collateral Amount 0.00
Collateral Surplus    0.00
Cash Collateral Account Surplus 0.00
End Balance   0.00
Collateral Surplus (Prime) 0.00
Cash Collateral Account Surplus (Prime)    0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest4.666666660
 2. Principal distribution per $1,000 interest    0.000000000
 3. Interest distribution per $1,000 interest     4.666666660
B. Calculation of Class A Interest
 1. Class A Certificate Coupon 5.6000%
 2. Beginning Invested Amount  500,000,000.00
C. Performance of Trust
 1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of Finance Charge & Administrative Rece    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
 2. Allocation of Receivables
  (a) Class A Invested Percentage84.9998980%
  (b) Principal Allocation Percentage    N/A
 3. Class A Principal
  (a) Total Amount Paid / Deposited to  Principal Funding Account0.00
  (b) Total amount on deposit in Principal  Funding Account    N/A
 4. Delinquent Balances
  (a) 5 - 29 days -- ($)     224,613,791.01
   (%)      (Gross/Gross) 3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
   (%)      (Gross/Gross) 1.35%
  (c) 60+ days -- ($)183,191,332.23
   (%)      (Gross/Gross) 2.95%
 5. Class A Investor Default Amount      2,821,404.90
 6. Class A Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class A Investor Charge-Offs, if any, for the Distribution
      Date(s) with respect to the Payment Date 0.00
  (b) The amount of Item 6(a) per $1,000 interest      0.00
  (c) Total reimbursed to Trust in respect of Class A
      Investor Charge-Offs     0.00
  (d) The amount of Item 6(c) per $1,000 interest      0.00
  (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
      Invested Amount as of the end of such Payment Date       0.00
 7. Allocable Servicing Fee paid for the Distribution
  Date(s) with respect to the Payment Date       980,393.33
 8. Deficit Controlled Amortization Amount for such Payment      0.00
D. Class A Pool Factor       1.00000000
E. Receivables Balances
 1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
 2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61
F. Class B Certificates
 1. Class B Invested Amount as of the end of the Payment Da     29,412,000.00
 2. Available Collateral Invested Amount as of the end of t     58,824,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest4.916666667
 2. Principal distribution per $1,000 interest    0.000000000
 3. Interest distribution per $1,000 interest     4.916666667
B. Calculation of Class B Interest
 1. Class B Certificate Coupon 5.9000%
 2. Beginning Class B Invested Amount   29,412,000.00
C. Performance of Trust
 1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of FC&A    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
 2. Allocation of Receivables
  (a) Class B Invested Percentage 5.0000340%
  (b) Principal Allocation Percentage    N/A
 3. Class B Principal
  (a) Total Amount Paid / Deposited to the Principal Funding Account    0.00
  (b) Total amount on deposit in Principal Funding Account    N/A
 4. Delinquent Balances
  (a) 5 - 29 days -- ($)     224,613,791.01
   (%)      (Gross/Gross) 3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
   (%)      (Gross/Gross) 1.35%
  (c) 60+ days -- ($)183,191,332.23
   (%)      (Gross/Gross) 2.95%
 5. Class B Investor Default Amount165,966.32
 6. Class B Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
      Payment Date   0.00
  (b) The amount of Item 6(a) per $1,000 interest      0.00
  (c) Total reimbursed to Trust in respect of Class B
      Investor Charge-Offs and other reductions0.00
  (d) The amount of Item 6(c) per $1,000 interest      0.00
  (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
      Invested Amount as of the end of such Payment Date       0.00
  7. Available Cash Collateral Amount
  (a) Available Cash Collateral Amount at close of business
      on the Payment Date      0.00
  (b) Available Cash Collateral Amount as a percent of the
      Class B Invested Amount, each at close of business on the
      Payment Date   0.00%
  8. Available Collateral Invested Amount58,824,000.00
  9. Deficit Controlled Amortization Amount for such Payment      0.00
 D. Class B Pool Factor       1.00000000
 E. Receivables Balances
  1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
  2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61

**********************************************************
Household Finance Corporation
Household Affinity Funding Corporation                           Mar-97
Household Affinity Credit Card Master Trust I, Series 1994-1  15-Apr-97
**********************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
 Payment Rate25.794%
 Annualized Gross Cash Yield (excluding principal recoverie    20.304%
 Annualized Net Default Rate    6.539%
 Annualized Portfolio Yield    13.765%
Delinquency status of accounts:
 5 - 29 days ($)       224,613,791.01
 5 - 29 days (%)     (Gross/Gross)       3.62%
 30 - 59 days($)83,760,992.58
 30 - 59 days (%)     (Gross/Gross)      1.35%
 60+ days ($)183,191,332.23
 60+ days (%)     (Gross/Gross)  2.95%
 Total ($)491,566,115.82
 Total (%)     (Gross/Gross)7.92%
Collections
 Principal 1,534,800,508.98
 Finance Charge 74,981,797.18
 Fees 11,673,735.77
 Allocated Interchange  19,314,992.92
 Other Recoveries394,168.62
 Principal Recoveries    1,216,338.83
 Total     1,642,381,542.30
Aggregate Principal Shortfalls for Group 1 0.00
Adjustment Payments      0.00
Transfer Deposit Amount  0.00
Gross Principal Defaults       35,472,202.09
Defaulted Receivables Repurchased Pursuant to Article 2.07      0.00
Defaulted Receivables Repurchased Pursuant to Article 3.03      0.00
Net Defaulted Amount (Gross Defaults less Principal Recove     34,255,863.26

*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collec 16,809,189.16 Investor Defaulted Amount (Gross) 5,642,809.79
Series Adjusted Portfolio Yield  13.400%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage  85.0000000%
Fixed Class A Invested Percentage    85.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]   3,825,885.42
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]   0.00
Class A Additional Interest (Due) [Section 4.08(a)]0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]0.00
Class A Investor Default Amount    4,796,388.32
Allocable Servicing Fee (Due) [Section 3]  1,666,666.67
Previously unpaid Allocable Servicing Fee (0.00)
Class A Required Amount [Section 4.10 (a)] 0.00
Funding of Class A Required Amount:
From Excess Reallocated FC&A to Pay Req. Amount [Section      0.00
From Cash Collateral Account Withdrawls [Section 4.14(b)      0.00
From Subordinated Principal Collections [Section 4.15(a)      0.00
Total ("Funded Class A Required Amount")      0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11 14,287,810.79 Amount that constitutes Excess FC&A [Section 4.11(a)(iv)] 3,998,870.38
Funded Class A Required Amount     0.00
Excess Reallocated FC&A to cover previously unpaid Allocated       0.00
Total Available for Class A Invested Percentage Allocations 10,288,940.41
Class A Monthly Interest (Paid)    3,825,885.42
Overdue Class A Monthly Interest (Paid)    0.00
Class A Additional Interest (Paid) 0.00
Overdue Class A Additional Interest (Paid) 0.00
Reimb. of Class A Investor Default Amount (Paid)   4,796,388.32
Allocable Servicing Fee (Paid)     1,666,666.67
Previously unpaid Allocable Servicing Fee (Paid)   0.00
Class A Interest Shortfall 0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage   5.0000000%
Fixed Class B Invested Percentage     5.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]     252,083.33
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]   0.00
Class B Additional Interest (Due) [Section 4.08(b)]0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]0.00
Class B Investor Default Amount      282,140.49
Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cummulative Excess Inter      0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B Additional Interest or the Cummulative Excess Interest:
From Excess Reallocated FC&A [Section 4.13(c)]0.00
From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
From Subordinated Principal Collections allocable to the      0.00
Total Funded0.00
Funding of Class B Investor Default Amount
From Excess Reallocated FC&A [Section 4.13(d)]  282,140.49
From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
From Subordinated Principal Collections allocable to the      0.00
Total Funded  282,140.49
Class B Invested Percentage of Reallocated FC&A [Section 4.11840,459.46
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]    588,376.13
Funded Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Inter      0.00
Funded Class B Default Amount282,140.49
Total Available for Class B Floating Allocations     534,223.82
Class B Monthly Interest (Paid)      252,083.33
Overdue Class B Monthly Interest (Paid)    0.00
Class B Additional Interest (Paid) 0.00
Overdue Class B Additional Interest (Paid) 0.00
Reimbursement Class B Investor Default Amount (Paid) 282,140.49
Class B Interest Shortfall 0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage       10.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]  518,576.39
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]0.00
Collateral Additional Interest (Due) [Section 4.08(c)]     0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)      0.00
Collateral Investor Default Amount   564,280.98
Collateral Invested Percentage of Reallocated FC&A [Section 4  1,680,918.92
Amount that constitutes Excess FC&A [Section 4.11(b-1)(ii)]    1,162,342.53
From Excess Reallocated FC&A to Fund Collateral Investor Defa   564,280.98
Total Available for Collateral Invested Percentage Allocation  1,082,857.37
Collateral Monthly Interest (Paid)   518,576.39
Overdue Collateral Monthly Interest (Paid) 0.00
Collateral Additional Interest (Paid)      0.00
Overdue Collateral Additional Interest (Paid)      0.00
Reimbursement of Collateral Default Amount (Paid)    564,280.98
Collateral Interest Shortfall      0.00

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
Sources of Excess Reallocated FC&A Collections
Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]3,998,870.38
Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]  588,376.13
Excess Collateral Interest Reallocated FC&A [Section 4.      1,162,342.53
Total   5,749,589.04
Uses of Excess Reallocated FC&A Collections [Section 4.13]
Allocated to Class A Required Amount [Section 4.13(a)] 0.00
Allocated to reimburse Class A Investor Charge-Offs [Sect      0.00
Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
 0.00
Allocated to fund the Class B Investor Default Amount [Se282,140.49
Allocated to reimburse Class B Invested Amount reductions      0.00
Allocated to unpaid Allocated Servicing Fee from previous      0.00
Allocated to fund the Collateral Default Amount [Section 564,280.98
Allocated to reimburse Collateral Invested Amount reducti      0.00
Allocated to the Cash Collateral Account [Section 4.13(i)      0.00
Allocated pursuant to the Collateral Agreement [Section 4      4,903,167.57
Subordinated Principal Collections [Section 4.15] 36,622,708.06
Allocated to Class A Required Amount [Section 4.15(a)]  0.00
Allocated to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the Cumulative
Excess Interest Amount [Section 4.15(b)]   0.00
Allocated to fund the Class B Investor Default Amount [Se      0.00

*** Amortization Allocations ***
Amortization Events
 [Three Month Average Series Adjusted Portfolio Yield Test]     Not Triggered
Other Amortization Events      Not Triggered
Transaction Period  REVOLVING
Principal Allocation Percentage      N/A
Principal Allocation Percentage Numerator    N/A
Available Investor Principal Collections Investor Principal Collections 224,814,777.15
Subordinated Principal Collections    0.00
Series Allocable Miscellaneous Payments       0.00
Series 1994-1 Excess Principal Collections    0.00
[Subordinated Series Reallocated Principal Collections]       0.00
Available Investor Principal Collections       224,814,777.15
Collateral Principal Collections  24,979,419.68
Controlled Distribution Amount       N/A
Class A Monthly Principal (Due) [Section 4.09(a)]  0.00
Class A Monthly Principal (Paid)   0.00
Deficit Controlled Amortization Amount     0.00
Total Available to Pay Class B Monthly Principal 224,814,777.15
Class B Monthly Principal (Due) [Section 4.09(b)]  0.00
Class B Monthly Principal (Paid)   0.00
Collateral Monthly Principal (Due) [Section 4.09(c)]       0.00
Collateral Monthly Principal (Paid)0.00
Series 1994-1 Principal Shortfall  0.00
Trust Excess Principal Collections       249,794,196.83

*** Funding Accounts ***
Class A Principal Funding Account deposit    N/A
Principal Distributed to Class A Certificateholders0.00
Class A Principal Funding Account Balance    N/A
Class B Principal Funding Account deposits 0.00
Principal Distributed to Class B Certificateholders0.00
Class B Principal Funding Account Balance    N/A
Class A Interest Payment/Deposit from Collection Account 3,825,885.42
from Principal Funding Account    N/A
Paid to Class A Certificateholders      3,825,885.42
Principal Funding Account Balance N/A
Class B Interest Payment/Deposit from Collection Account   252,083.33
from Principal Funding Account    N/A
Paid to Class B Certificateholders252,083.33
Principal Funding Account Balance       0.00
Class A Investor Charge-Offs       0.00
Reimbursement of Class A Investor Charge-Offs      0.00
Cumulative Unreimbursed Class A Investor Charge-Offs       0.00
Reduction of Class B Invested Amount (Other than Class B ICO)      0.00
Class B Investor Charge-Offs       0.00
Reimbursement of Class B Investor Charge-Offs      0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Redu      0.00
Reduction of the Collateral Invested Amount0.00
Previous month's ending Collateral Invested Amount       100,000,000.00
Current Month's ending Collateral Invested Amount100,000,000.00
Reimbursement of Collateral Invested Amount reductions     0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions      0.00
Unpaid current Allocated Servicing Fee     0.00
Reimbursement of unpaid Allocated Servicing Fee    0.00
Cumulative unreimbursed unpaid Allocated Serving Fee      (0.00)

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month] 6,286,265,777.89
Average Principal outstanding based upon additional accounts 6,286,265,777.89
Principal Receivables outstanding [End of Month]       6,122,550,235.85
Finance Charge and Administrative Receivables outstanding 84,116,104.61
Class A Invested Amount  850,000,000.00
Class B Invested Amount   50,000,000.00
Collateral Invested Amount       100,000,000.00
Series Adjusted Invested Amount1,000,000,000.00
Series Required Sellers Amount    70,000,000.00
Required Collateral Amount       100,000,000.00
Available Collateral Amount      100,000,000.00
Class A Certificate Balance      850,000,000.00
Class B Certificate Balance       50,000,000.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
 Begin Balance 0.00
 Deposit of Excess Collections   0.00
 Withdrawal Amounts [Section 4.14 (b)]
  For Class A Required Amount  0.00
  To reimburse Class A Investor Charge-Offs    0.00
  To pay current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cumulative Excess Interest Amount   0.00
  To fund the Class B Investor Default Amount  0.00
  To reimburse Class B Invested Amount reductions      0.00
 Total       0.00
Deposit of Collateral Monthly Principal 0.00
Net Available 0.00
Required Cash Collateral Amount 0.00
Collateral Surplus    0.00
Cash Collateral Account Surplus 0.00
End Balance   0.00
Collateral Surplus (Prime) 0.00
Cash Collateral Account Surplus (Prime)    0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest4.501041671
 2. Principal distribution per $1,000 interest    0.000000000
 3. Interest distribution per $1,000 interest     4.501041671
B. Calculation of Class A Interest
 1. Calculation of Class A Certificate Rate
 (a) One-month LIBOR       5.437500%
 (b) Spread      0.150000%
 (c) Class A Certificate Rate      5.587500%
 2. Beginning Invested Amount  850,000,000.00
 3. Days in the Interest Period    29
C. Performance of Trust
 1. Collections of Receivables
 (a) Total Collections    1,642,381,542.30
 (b) Collections of Finance Charge & Administrative Rece    107,581,033.32
 (c) Collections of Principal     1,534,800,508.98
 2. Allocation of Receivables
  (a) Class A Invested Percentage85.0000000%
  (b) Principal Allocation Percentage    N/A
 3. Class A Principal
  (a) Total Amount Paid / Deposited to
      Principal Funding Account  NA
  (b) Total amount on deposit in Principal
      Funding Account  NA
 4. Delinquent Balances (as reported for 12/16/96 Distribution)
  (a) 5 - 29 days -- ($)     224,613,791.01
   (%)   (Gross/Gross)    3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
   (%)   (Gross/Gross)    1.35%
  (c) 60+ days -- ($)183,191,332.23
   (%)   (Gross/Gross)    2.95%
 5. Class A Investor Default Amount      4,796,388.32
 6. Class A Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class A Investor Charge-Offs, if any, for the Distribution
      Date(s) with respect to the Payment Date 0.00
  (b) The amount of Item 6(a) per $1,000 interest      0.00
  (c) Total reimbursed to Trust in respect of Class A
      Investor Charge-Offs     0.00
  (d) The amount of Item 6(c) per $1,000 interest      0.00
  (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such
Payment Date       0.00
  7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
the Payment Date     1,666,666.67
  8. Deficit Controlled Amortization Amount for such Payment      0.00
D. Class A Pool Factor       1.00000000
E. Receivables Balances ( as reported for 12/16/96 Distribution)
  1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
  2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61
F. Class B Certificates (as reported for 12/16/96 Distribution)
  1. Class B Invested Amount as of the end of the Payment Da     50,000,000.00
  2. Available Collateral Invested Amount as of the end of t    100,000,000.00


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest5.041666600
 2. Principal distribution per $1,000 interest    0.000000000
 3. Interest distribution per $1,000 interest     5.041666600
B. Calculation of Class B Interest
 1. Class B Certificate Coupon 6.0500%
 2. Beginning Class B Invested Amount   50,000,000.00
C. Performance of Trust
 1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of FC&A    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
 2. Allocation of Receivables
  (a) Class B Invested Percentage 5.0000000%
  (b) Principal Allocation Percentage    N/A
 3. Class B Principal
  (a) Total Amount Paid / Deposited to
      the Principal Funding Account      NA
  (b) Total amount on deposit in Principal
      Funding Account  NA
 4. Delinquent Balances (as reported for 12/16/96 Distribution)
  (a) 5 - 29 days -- ($)     224,613,791.01
   (%)   (Gross/Gross)    3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
   (%)   (Gross/Gross)    1.35%
  (c) 60+ days -- ($)183,191,332.23
   (%)   (Gross/Gross)    2.95%
  5. Class B Investor Default Amount282,140.49
  6. Class B Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
      Payment Date   0.00
  (b) The amount of Item 6(a) per $1,000 interest      0.00
  (c) Total reimbursed to Trust in respect of Class B
      Investor Charge-Offs and other reductions0.00
  (d) The amount of Item 6(c) per $1,000 interest      0.00
  (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
      Invested Amount as of the end of such Payment Date       0.00
 7. Available Cash Collateral Amount
  (a) Available Cash Collateral Amount at close of business
      on the Payment Date      0.00
  (b) Available Cash Collateral Amount as a percent of the
      Class B Invested Amount, each at close of business on the
      Payment Date   0.00%
 8. Available Collateral Invested Amount (as reported for 1    100,000,000.00
 9. Deficit Controlled Amortization Amount for such Payment      0.00
D. Class B Pool Factor       1.00000000
E. Receivables Balances (as reported for 12/16/96 Distribution)
 1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
 2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61

**********************************************************
Household Finance Corporation
Household Affinity Funding Corporation                           Mar-97
Household Affinity Credit Card Master Trust I, Series 1994-2  15-Apr-97
**********************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
 Payment Rate25.794%
 Annualized Gross Cash Yield (excluding principal recoverie    20.304%
 Annualized Net Default Rate    6.539%
 Annualized Portfolio Yield    13.765%
Delinquency status of accounts:
 5 - 29 days ($)       224,613,791.01
 5 - 29 days (%)     (Gross/Gross)       3.62%
 30 - 59 days($)83,760,992.58
 30 - 59 days (%)     (Gross/Gross)      1.35%
 60+ days ($)183,191,332.23
 60+ days (%)     (Gross/Gross)  2.95%
 Total ($)491,566,115.82
 Total (%)     (Gross/Gross)7.92%
Collections
 Principal 1,534,800,508.98
 Finance Charge 74,981,797.18
 Fees 11,673,735.77
 Allocated Interchange  19,314,992.92
 Other Recoveries394,168.62
 Principal Recoveries    1,216,338.83
 Total     1,642,381,542.30
Aggregate Principal Shortfalls for Group 1 0.00
Adjustment Payments      0.00
Transfer Deposit Amount  0.00
Gross Principal Defaults       35,472,202.09
Defaulted Receivables Repurchased Pursuant to Article 2.07      0.00
Defaulted Receivables Repurchased Pursuant to Article 3.03      0.00
Net Defaulted Amount (Gross Defaults less Principal Recove     34,255,863.26

*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collec 17,994,362.77 Investor Defaulted Amount (Gross) 5,642,809.79
Series Adjusted Portfolio Yield  14.822%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage  87.0000000%
Fixed Class A Invested Percentage    87.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]   5,075,000.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]   0.00
Class A Additional Interest (Due) [Section 4.08(a)]0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]0.00
Class A Investor Default Amount    4,909,244.52
Allocable Servicing Fee (Due) [Section 3]  1,666,666.67
Previously unpaid Allocable Servicing Fee  0.00
Class A Required Amount [Section 4.10 (a)] 0.00
Funding of Class A Required Amount:
From Excess Reallocated FC&A to Pay Req. Amount [Section      0.00
From Cash Collateral Account Withdrawls [Section 4.14(b)      0.00
From Subordinated Principal Collections [Section 4.15(a)      0.00
Total ("Funded Class A Required Amount")      0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11 15,655,095.61 Amount that constitutes Excess FC&A [Section 4.11(a)(iv)] 4,004,184.41
Funded Class A Required Amount     0.00
Excess Reallocated FC&A to cover previously unpaid Allocated       0.00
Total Available for Class A Invested Percentage Allocations  11,650,911.20
Class A Monthly Interest (Paid)    5,075,000.00
Overdue Class A Monthly Interest (Paid)    0.00
Class A Additional Interest (Paid) 0.00
Overdue Class A Additional Interest (Paid) 0.00
Reimb. of Class A Investor Default Amount (Paid)   4,909,244.52
Allocable Servicing Fee (Paid)     1,666,666.67
Previously unpaid Allocable Servicing Fee (Paid)   0.00
Class A Interest Shortfall 0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage   4.0000000%
Fixed Class B Invested Percentage     4.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]     240,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]   0.00
Class B Additional Interest (Due) [Section 4.08(b)]0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]0.00
Class B Investor Default Amount      225,712.39
Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Inter      0.00
Funding of Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Interest:
From Excess Reallocated FC&A [Section 4.13(c)]0.00
From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
From Subordinated Principal Collections allocable to the      0.00
Total Funded0.00
Funding of Class B Investor Default Amount
From Excess Reallocated FC&A [Section 4.13(d)]  225,712.39
From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
From Subordinated Principal Collections allocable to the      0.00
Total Funded  225,712.39
Class B Invested Percentage of Reallocated FC&A [Section 4.11719,774.51
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]    479,774.51
Funded Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Inter      0.00
Funded Class B Default Amount225,712.39
Total Available for Class B Floating Allocations     465,712.39
Class B Monthly Interest (Paid)      240,000.00
Overdue Class B Monthly Interest (Paid)    0.00
Class B Additional Interest (Paid) 0.00
Overdue Class B Additional Interest (Paid) 0.00
Reimbursement Class B Investor Default Amount (Paid) 225,712.39
Class B Interest Shortfall 0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage9.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]  466,718.75
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]0.00
Collateral Additional Interest (Due) [Section 4.08(c)]     0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)      0.00
Collateral Investor Default Amount   507,852.88
Collateral Invested Percentage of Reallocated FC&A 1,619,492.65
Amount that constitutes Excess FC&A [Section 2 def of Excess  1,619,492.65
Collateral Monthly Interest (Paid)   466,718.75
Overdue Collateral Monthly Interest (Paid) 0.00
Collateral Additional Interest (Paid)      0.00
Overdue Collateral Additional Interest (Paid)      0.00
Reimbursement of Collateral Default Amount (Paid)    507,852.88
Collateral Interest Shortfall      0.00

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
Sources of Excess Reallocated FC&A Collections
Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]4,004,184.41
Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]  479,774.51
Excess from Collateral Interest Reallocated FC&A [Secti      1,619,492.65
Total   6,103,451.57
Uses of Excess Reallocated FC&A Collections [Section 4.13]
Allocated to Class A Required Amount [Section 4.13(a)] 0.00
Allocated to reimburse Class A Investor Charge-Offs [Sect      0.00
Allocated to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the Cumulative
Excess Interest Amount [Section 4.13(c)]   0.00
Allocated to fund the Class B Investor Default Amount [Se225,712.39
Allocated to reimburse Class B Invested Amount reductions      0.00
Allocated to pay current or overdue Collateral Monthly Interest, and Collateral Additional Interest [Section 4.13 (f)] 466,718.75
Allocated to unpaid Allocated Servicing Fee from previous      0.00
Allocated to fund the Collateral Default Amount [Section 507,852.88
Allocated to reimburse Collateral Invested Amount reducti      0.00
Allocated to the Cash Collateral Account [Section 4.13(j)      0.00
Allocated pursuant to the Collateral Agreement [Section 4      4,903,167.55
Subordinated Principal Collections [Section 4.15] 31,739,680.32
Allocated to Class A Required Amount [Section 4.15(a)]  0.00
Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.15(b)]
                                                        0.00
Allocated to fund the Class B Investor Default Amount [Se      0.00

*** Amortization Allocations ***
Amortization Events
[Three Month Average Series Adjusted Portfolio Yield Test]     Not Triggered
Other Amortization Events      Not Triggered
Transaction Period  REVOLVING
Principal Allocation Percentage      N/A
Principal Allocation Percentage Numerator    N/A
Available Investor Principal Collections
Investor Principal Collections      227,312,719.12
Subordinated Principal Collections    0.00
Series Allocable Miscellaneous Payments       0.00
Series 1994-1 Excess Principal Collections    0.00
[Subordinated Series Reallocated Principal Collections]       0.00
Available Investor Principal Collections       227,312,719.12
Collateral Principal Collections  22,481,477.71
Controlled Distribution Amount       N/A
Class A Monthly Principal (Due) [Section 4.09(a)]  0.00
Class A Monthly Principal (Paid)   0.00
Deficit Controlled Amortization Amount     0.00
Total Available to Pay Class B Monthly Principal 227,312,719.12
Class B Monthly Principal (Due) [Section 4.09(b)]  0.00
Class B Monthly Principal (Paid)   0.00
Collateral Monthly Principal (Due) [Section 4.09(c)]       0.00
Collateral Monthly Principal (Paid)0.00
Series 1994-2 Principal Shortfall  0.00
Trust Excess Principal Collections       249,794,196.83

*** Funding Accounts ***
Class A Principal Funding Account deposit    N/A
Principal Distributed to Class A Certificateholders0.00
Class A Principal Funding Account Balance    N/A
Class B Principal Funding Account deposits 0.00
Principal Distributed to Class B Certificateholders0.00
Class B Principal Funding Account Balance    N/A
Class A Interest Payment/Deposit from Collection Account 5,075,000.00
from Principal Funding Account    N/A
Paid to Class A Certificateholders      5,075,000.00
Principal Funding Account Balance N/A
Class B Interest Payment/Deposit from Collection Account   240,000.00
from Principal Funding Account    N/A
Paid to Class B Certificateholders240,000.00
Principal Funding Account Balance       0.00
Class A Investor Charge-Offs       0.00
Reimbursement of Class A Investor Charge-Offs      0.00
Cumulative Unreimbursed Class A Investor Charge-Offs       0.00
Reduction of Class B Invested Amount (Other than Class B ICO)      0.00
Class B Investor Charge-Offs       0.00
Reimbursement of Class B Investor Charge-Offs      0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Redu      0.00
Reduction of the Collateral Invested Amount0.00
Previous month's ending Collateral Invested Amount90,000,000.00
Current Month's ending Collateral Invested Amount 90,000,000.00
Reimbursement of Collateral Invested Amount reductions     0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions      0.00
Unpaid current Allocated Servicing Fee     0.00
Reimbursement of unpaid Allocated Servicing Fee    0.00
Cumulative unreimbursed unpaid Allocated Serving Fee       0.00

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month] 6,286,265,777.89
Average Principal outstanding based upon additional accounts 6,286,265,777.89
Principal Receivables outstanding [End of Month]       6,122,550,235.85
Finance Charge and Administrative Receivables outstanding 84,116,104.61
Class A Invested Amount  870,000,000.00
Class B Invested Amount   40,000,000.00
Collateral Invested Amount90,000,000.00
Series Adjusted Invested Amount1,000,000,000.00
Series Required Sellers Amount    70,000,000.00
Required Collateral Amount90,000,000.00
Available Collateral Amount       90,000,000.00
Class A Certificate Balance      870,000,000.00
Class B Certificate Balance       40,000,000.00


*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
Begin Balance 0.00
Deposit of Excess Collections   0.00
Withdrawal Amounts [Section 4.14 (b)]
For Class A Required Amount  0.00
To reimburse Class A Investor Charge-Offs    0.00
To pay current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cumulative Excess Interest Amount   0.00
To fund the Class B Investor Default Amount  0.00
To reimburse Class B Invested Amount reductions      0.00
Total       0.00
Deposit of Collateral Monthly Principal 0.00
Net Available 0.00
Required Cash Collateral Amount 0.00
Collateral Surplus    0.00
Cash Collateral Account Surplus 0.00
End Balance   0.00
Collateral Surplus (Prime) 0.00
Cash Collateral Account Surplus (Prime)    0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest5.833333333
 2. Principal distribution per $1,000 interest    0.000000000
 3. Interest distribution per $1,000 interest     5.833333333
B. Calculation of Class A Interest
 1. Class A Certificate Coupon       7.000000%
 2. Beginning Invested Amount  870,000,000.00
C. Performance of Trust
 1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of Finance Charge & Administrative Rece    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
 2. Allocation of Receivables
  (a) Class A Invested Percentage87.0000000%
  (b) Principal Allocation Percentage    N/A
 3. Class A Principal
  (a) Total Amount Paid / Deposited to Principal Funding Account  NA
  (b) Total amount on deposit in Principal Funding Account  NA
 4. Delinquent Balances (as reported for 12/16/96 Distribution)
  (a) 5 - 29 days -- ($)     224,613,791.01
   (%)   (Gross/Gross)    3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
   (%)   (Gross/Gross)    1.35%
  (c) 60+ days -- ($)183,191,332.23
   (%)   (Gross/Gross)    2.95%
 5. Class A Investor Default Amount      4,909,244.52
 6. Class A Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class A Investor Charge-Offs, if any, for the Distribution
      Date(s) with respect to the Payment Date 0.00
  (b) The amount of Item 6(a) per $1,000 interest      0.00
  (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs0.00
  (d) The amount of Item 6(c) per $1,000 interest      0.00
  (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end
      of such Payment Date       0.00
  7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
     the Payment Date     1,666,666.67
  8. Deficit Controlled Amortization Amount for such Payment      0.00
D. Class A Pool Factor       1.00000000
E. Receivables Balances (as reported for 12/16/96 Distribution)

  1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
  2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61
 F. Class B Certificates (as reported for 12/16/96 Distribution)
  1. Class B Invested Amount as of the end of the Payment Da     40,000,000.00
  2. Available Collateral Invested Amount as of the end of t     90,000,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
 A. Information Regarding Distributions
  1. Total distribution per $1,000 interest6.000000000
  2. Principal distribution per $1,000 interest    0.000000000
  3. Interest distribution per $1,000 interest     6.000000000
 B. Calculation of Class B Interest
  1. Class B Certificate Coupon7.20000%
  2. Beginning Class B Invested Amount   40,000,000.00
 C. Performance of Trust
  1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of FC&A    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
  2. Allocation of Receivables
  (a) Class B Invested Percentage 4.0000000%
  (b) Principal Allocation Percentage    N/A
  3. Class B Principal
  (a) Total Amount Paid / Deposited to the Principal Funding Account      NA
  (b) Total amount on deposit in Principal Funding Account  NA
  4. Delinquent Balances (as reported for 12/16/96 Distribution)
  (a) 5 - 29 days -- ($)     224,613,791.01
   (%)   (Gross/Gross)    3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
   (%)   (Gross/Gross)    1.35%
  (c) 60+ days -- ($)183,191,332.23
   (%)   (Gross/Gross)    2.95%
  5. Class B Investor Default Amount225,712.39
  6. Class B Investor Charge-Offs;
     Reimbursement of Charge-Offs.
  (a) Class B Investor Charge-Offs and other reductions, if any, for the
      Distribution Date(s) with respect to the Payment Date   0.00
  (b) The amount of Item 6(a) per $1,000 interest      0.00
  (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs and other reductions0.00
  (d) The amount of Item 6(c) per $1,000 interest      0.00
  (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end
      of such Payment Date       0.00
  7. Available Cash Collateral Amount
  (a) Available Cash Collateral Amount at close of business on the Payment
      Date   0.00
  (b) Available Cash Collateral Amount as a percent of the Class B Invested
      Amount, each at close of business on the Payment Date   0.00%
  8. Available Collateral Invested Amount90,000,000.00
  9. Deficit Controlled Amortization Amount for such Payment      0.00
 D. Class B Pool Factor       1.00000000
 E. Receivables Balances
  1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
  2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61

**********************************************************
Household Finance Corporation
Household Affinity Funding Corporation                           Mar-97
Household Affinity Credit Card Master Trust I, Series 1995-1  15-Apr-97
**********************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
 Payment Rate25.794%
 Annualized Gross Cash Yield (excluding principal recoverie    20.304%
 Annualized Net Default Rate    6.539%
 Annualized Portfolio Yield    13.765%
Delinquency status of accounts:
 5 - 29 days ($)       224,613,791.01
 5 - 29 days (%)     (Gross/Gross)       3.62%
 30 - 59 days($)83,760,992.58
 30 - 59 days (%)     (Gross/Gross)      1.35%
 60+ days ($)183,191,332.23
 60+ days (%)     (Gross/Gross)  2.95%
 Total ($)491,566,115.82
 Total (%)     (Gross/Gross)7.92%
Collections
 Principal 1,534,800,508.98
 Finance Charge 74,981,797.18
 Fees 11,673,735.77
 Allocated Interchange  19,314,992.92
 Other Recoveries394,168.62
 Principal Recoveries    1,216,338.83
 Total     1,642,381,542.30
Aggregate Principal Shortfalls for Group 1 0.00
Adjustment Payments      0.00
Transfer Deposit Amount  0.00
Gross Principal Defaults       35,472,202.09
Defaulted Receivables Repurchased Pursuant to Article 2.07      0.00
Defaulted Receivables Repurchased Pursuant to Article 3.03      0.00
Net Defaulted Amount (Gross Defaults less Principal Recove     34,255,863.26

*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collec 10,111,161.42 Investor Defaulted Amount (Gross) 3,385,685.88
Series Adjusted Portfolio Yield  13.451%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage  87.0000000%
Fixed Class A Invested Percentage    87.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]   2,349,543.75
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]   0.00
Class A Additional Interest (Due) [Section 4.08(a)]0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]0.00
Class A Investor Default Amount    2,945,546.72
Allocable Servicing Fee (Due) [Section 3]  1,000,000.00
Previously unpaid Allocable Servicing Fee  0.00
Class A Required Amount [Section 4.10 (a)] 0.00
Funding of Class A Required Amount:
From Excess Reallocated FC&A to Pay Req. Amount [Section      0.00
From Cash Collateral Account Withdrawls [Section 4.14(b)      0.00
From Subordinated Principal Collections [Section 4.15(a)      0.00
Total ("Funded Class A Required Amount")      0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11 8,796,710.44 Amount that constitutes Excess FC&A [Section 4.11(a)(iv)] 2,501,619.97
Funded Class A Required Amount     0.00
Excess Reallocated FC&A to cover previously unpaid Allocated       0.00
Total Available for Class A Invested Percentage Allocations6,295,090.47
Class A Monthly Interest (Paid)    2,349,543.75
Overdue Class A Monthly Interest (Paid)    0.00
Class A Additional Interest (Paid) 0.00
Overdue Class A Additional Interest (Paid) 0.00
Reimb. of Class A Investor Default Amount (Paid)   2,945,546.72
Allocable Servicing Fee (Paid)     1,000,000.00
Previously unpaid Allocable Servicing Fee (Paid)   0.00
Class A Interest Shortfall 0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage   4.0000000%
Fixed Class B Invested Percentage     4.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]     154,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]   0.00
Class B Additional Interest (Due) [Section 4.08(b)]0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]0.00
Class B Investor Default Amount      135,427.44
Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Inter      0.00
Funding of Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Interest:
From Excess Reallocated FC&A [Section 4.13(c)]0.00
From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
From Subordinated Principal Collections allocable to the      0.00
Total Funded0.00
Funding of Class B Investor Default Amount
From Excess Reallocated FC&A [Section 4.13(d)]  135,427.44
From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
From Subordinated Principal Collections allocable to the      0.00
Total Funded  135,427.44
Class B Invested Percentage of Reallocated FC&A [Section 4.11404,446.46
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]    250,446.46
Funded Excess current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cummulative Excess Inter      0.00
Funded Class B Default Amount135,427.44
Total Available for Class B Floating Allocations     289,427.44
Class B Monthly Interest (Paid)      154,000.00
Overdue Class B Monthly Interest (Paid)    0.00
Class B Additional Interest (Paid) 0.00
Overdue Class B Additional Interest (Paid) 0.00
Reimbursement Class B Investor Default Amount (Paid) 135,427.44
Class B Interest Shortfall 0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage9.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]  280,031.25
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]0.00
Collateral Additional Interest (Due) [Section 4.08(c)]     0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)      0.00
Collateral Investor Default Amount   304,711.73
Collateral Invested Percentage of Reallocated FC&A   910,004.53
Amount that constitutes Excess FC&A [Section 2 def of Excess 910,004.53
Collateral Monthly Interest (Paid)   280,031.25
Overdue Collateral Monthly Interest (Paid) 0.00
Collateral Additional Interest (Paid)      0.00
Overdue Collateral Additional Interest (Paid)      0.00
Reimbursement of Collateral Default Amount (Paid)    304,711.73
Collateral Interest Shortfall      0.00

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
Sources of Excess Reallocated FC&A Collections
Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]2,501,619.97
Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]  250,446.46
Excess from Collateral Interest Reallocated FC&A [Secti910,004.53
Total   3,662,070.96
Uses of Excess Reallocated FC&A Collections [Section 4.13]
Allocated to Class A Required Amount [Section 4.13(a)] 0.00
Allocated to reimburse Class A Investor Charge-Offs [Sect      0.00
Allocated to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the Cumulative
Excess Interest Amount [Section 4.13(c)]   0.00
Allocated to fund the Class B Investor Default Amount [Se135,427.44
Allocated to reimburse Class B Invested Amount reductions      0.00
Allocated to pay current or overdue Collateral Monthly Interest, and Collateral Additional Interest [Section 4.13 (f)] 280,031.25
Allocated to unpaid Allocated Servicing Fee from previous      0.00
Allocated to fund the Collateral Default Amount [Section 304,711.73
Allocated to reimburse Collateral Invested Amount reducti      0.00
Allocated to the Cash Collateral Account [Section 4.13(j)      0.00
Allocated pursuant to the Collateral Agreement [Section 4      2,941,900.54
Subordinated Principal Collections [Section 4.15] 19,043,808.19
Allocated to Class A Required Amount [Section 4.15(a)]  0.00
Allocated to pay current or overdue Class B Monthly
Interest, Class B Additional Interest or the Cumulative
Excess Interest Amount [Section 4.15(b)]   0.00
Allocated to fund the Class B Investor Default Amount [Se      0.00

*** Amortization Allocations ***
Amortization Events
[Three Month Average Series Adjusted Portfolio Yield Test]     Not Triggered
Other Amortization Events      Not Triggered
Transaction Period  REVOLVING
Principal Allocation Percentage      N/A
Principal Allocation Percentage Numerator    N/A
Available Investor Principal Collections
Investor Principal Collections      136,387,631.48
Subordinated Principal Collections    0.00
Series Allocable Miscellaneous Payments       0.00
Series 1995-1 Excess Principal Collections    0.00
[Subordinated Series Reallocated Principal Collections]       0.00
Available Investor Principal Collections       136,387,631.48
Collateral Principal Collections  13,488,886.63
Controlled Distribution Amount       N/A
Class A Monthly Principal (Due) [Section 4.09(a)]  0.00
Class A Monthly Principal (Paid)   0.00
Deficit Controlled Amortization Amount     0.00
Total Available to Pay Class B Monthly Principal 136,387,631.48
Class B Monthly Principal (Due) [Section 4.09(b)]  0.00
Class B Monthly Principal (Paid)   0.00
Collateral Monthly Principal (Due) [Section 4.09(c)]       0.00
Collateral Monthly Principal (Paid)0.00
Series 1995-1 Principal Shortfall  0.00
Trust Excess Principal Collections       149,876,518.11

*** Funding Accounts ***
Class A Principal Funding Account deposit    N/A
Principal Distributed to Class A Certificateholders0.00
Class A Principal Funding Account Balance    N/A
Class B Principal Funding Account deposits 0.00
Principal Distributed to Class B Certificateholders0.00
Class B Principal Funding Account Balance    N/A
Class A Interest Payment/Deposit
from Collection Account 2,349,543.75
from Principal Funding Account    N/A
Paid to Class A Certificateholders      2,349,543.75
Principal Funding Account Balance N/A
Class B Interest Payment/Deposit from Collection Account   154,000.00
from Principal Funding Account    N/A
Paid to Class B Certificateholders154,000.00
Principal Funding Account Balance       0.00
Class A Investor Charge-Offs       0.00
Reimbursement of Class A Investor Charge-Offs      0.00
Cumulative Unreimbursed Class A Investor Charge-Offs       0.00

Reduction of Class B Invested Amount (Other than Class B ICO)      0.00
Class B Investor Charge-Offs       0.00
Reimbursement of Class B Investor Charge-Offs      0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Redu      0.00
Reduction of the Collateral Invested Amount0.00
Previous month's ending Collateral Invested Amount54,000,000.00
Current Month's ending Collateral Invested Amount 54,000,000.00
Reimbursement of Collateral Invested Amount reductions     0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions      0.00
Unpaid current Allocated Servicing Fee     0.00
Reimbursement of unpaid Allocated Servicing Fee    0.00
Cumulative unreimbursed unpaid Allocated Serving Fee       0.00

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month] 6,286,265,777.89
Average Principal outstanding based upon additional accounts 6,286,265,777.89
Principal Receivables outstanding [End of Month]       6,122,550,235.85
Finance Charge and Administrative Receivables outstanding 84,116,104.61
Class A Invested Amount  522,000,000.00
Class B Invested Amount   24,000,000.00
Collateral Invested Amount54,000,000.00
Series Adjusted Invested Amount  600,000,000.00
Series Required Sellers Amount    42,000,000.00
Required Collateral Amount54,000,000.00
Available Collateral Amount       54,000,000.00
Class A Certificate Balance      522,000,000.00
Class B Certificate Balance       24,000,000.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
Begin Balance 0.00
Deposit of Excess Collections   0.00
Withdrawal Amounts [Section 4.14 (b)]
For Class A Required Amount  0.00
To reimburse Class A Investor Charge-Offs    0.00
To pay current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cumulative Excess Interest Amount   0.00
To fund the Class B Investor Default Amount  0.00
To reimburse Class B Invested Amount reductions      0.00
Total       0.00
Deposit of Collateral Monthly Principal 0.00
Net Available 0.00
Required Cash Collateral Amount 0.00
Collateral Surplus    0.00
Cash Collateral Account Surplus 0.00
End Balance   0.00
Collateral Surplus (Prime)(0.00)
Cash Collateral Account Surplus (Prime)   (0.00)

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
 A. Information Regarding Distributions
  1. Total distribution per $1,000 interest4.501041667
  2. Principal distribution per $1,000 interest    0.000000000
  3. Interest distribution per $1,000 interest     4.501041667
 B. Calculation of Class A Interest
  1. Calculation of Class A Certificate Rate
  (a) One-month LIBOR       5.437500%
  (b) Spread      0.150000%
  (c) Class A Certificate Rate      5.587500%
  2. Beginning Invested Amount  522,000,000.00
  3. Days in the Interest Period    29
 C. Performance of Trust
  1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of Finance Charge & Administrative Rece    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
  2. Allocation of Receivables
  (a) Class A Invested Percentage87.0000000%
  (b) Principal Allocation Percentage    N/A
  3. Class A Principal
  (a) Total Amount Paid / Deposited to Principal Funding Account  NA
  (b) Total amount on deposit in Principal Funding Account  NA
  4. Delinquent Balances
  (a) 5 - 29 days -- ($)     224,613,791.01
    (%)   (Gross/Gross)    3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
    (%)   (Gross/Gross)    1.35%
  (c) 60+ days -- ($)183,191,332.23
     (%)   (Gross/Gross)    2.95%
  5. Class A Investor Default Amount      2,945,546.72
  6. Class A Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class A Investor Charge-Offs, if any, for the Distribution
      Date(s) with respect to the Payment Date 0.00
  (b) The amount of Item 6(a) per $1,000 interest      0.00
  (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs0.00
  (d) The amount of Item 6(c) per $1,000 interest      0.00
  (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end
      of such Payment Date       0.00
  7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
    the Payment Date     1,000,000.00
  8. Deficit Controlled Amortization Amount for such Payment      0.00
 D. Class A Pool Factor       1.00000000
 E. Receivables Balances
  1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
  2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61
 F. Class B Certificates
  1. Class B Invested Amount as of the end of the Payment Da     24,000,000.00
  2. Available Collateral Invested Amount as of the end of t     54,000,000.00


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
 A. Information Regarding Distributions
  1. Total distribution per $1,000 interest6.416666667
  2. Principal distribution per $1,000 interest    0.000000000
  3. Interest distribution per $1,000 interest     6.416666667
 B. Calculation of Class B Interest
  1. Class B Certificate Coupon7.70000%
  2. Beginning Class B Invested Amount   24,000,000.00
 C. Performance of Trust
  1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of FC&A    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
  2. Allocation of Receivables
  (a) Class B Invested Percentage 4.0000000%
  (b) Principal Allocation Percentage    N/A
  3. Class B Principal
  (a) Total Amount Paid / Deposited to the Principal Funding Account      NA
  (b) Total amount on deposit in Principal Funding Account  NA
  4. Delinquent Balances
  (a) 5 - 29 days -- ($)     224,613,791.01
    (%)   (Gross/Gross)    3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
    (%)   (Gross/Gross)    1.35%
  (c) 60+ days -- ($)183,191,332.23
    (%)   (Gross/Gross)    2.95%
  5. Class B Investor Default Amount135,427.44
  6. Class B Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class B Investor Charge-Offs and other reductions, if any, or the
      Distribution Date(s) with respect to the Payment Date   0.00
  (b) The amount of Item 6(a) per $1,000 interest      0.00
  (c) Total reimbursed to Trust in respect of Class B
      Investor Charge-Offs and other reductions0.00
  (d) The amount of Item 6(c) per $1,000 interest      0.00
  (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end
      of such Payment Date       0.00
  7. Available Cash Collateral Amount
  (a) Available Cash Collateral Amount at close of business on the Payment
      Date      0.00
  (b) Available Cash Collateral Amount as a percent of the Class B Invested
      Amount, each at close of business on the Payment Date   0.00%
  8. Available Collateral Invested Amount54,000,000.00
  9. Deficit Controlled Amortization Amount for such Payment      0.00
 D. Class B Pool Factor       1.00000000
 E. Receivables Balances
  1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
  2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61

Monthly Servicer's Certificate
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD AFFINITY FUNDING CORPORATION
HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I
Class A and Class B Certificates, Series 1997-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the "Pooling and Servicing Agreement"), by and among Household Affinity
Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

 1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

 2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

 3. The undersigned is a Servicing Officer.

 4. This Certificate relates to the Distribution Date occurring o 15-Apr-97

 5. Trust Information.

(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ...............  1,642,381,542.30

(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to
 ....................................................  1,534,800,508.98
(i) The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ],  is    25.794%

(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period preceding such Distribution
Date was equal to .........................    107,581,033.32
(i) The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ],      20.304%
(ii)The amount of such aggregate with respect to Finance Charge w74,981,797.18 (iiiThe amount of such aggregate with respect to Fees was equal t11,673,735.77
(iv)The amount of such aggregate with respect to Interchange was19,314,992.92
(v) The amount of such aggregate with respect to Other Recoveries394,168.62
(vi)The amount of such aggregate with respect to Principal Recove 1,216,338.83

(d) The Gross Defaulted Amount for the preceding Due Period is ..
35,472,202.09
(i) The annualized default rate, (d) *12 / (f),  is .............      6.77%
(ii)The annualized net default rate, [(d)-(c)(vi)] *12 / (f),  is     6.539%

(e) The Portfolio Yield for such Distribution Date [c(i) - d(ii)]    13.765%

(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to .....................  6,286,265,777.89

(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ......................... 6,122,550,235.85

(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and theamount in clause (g) divided by 2) is equal to ..............  6,204,408,006.87

(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Per 84,116,104.61

(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of
the calendar month preceding such Distribution Date wa    224,613,791.01

(k) The aggregate outstanding gross balance of the Accounts which weretwo payments (30-59 days) delinquent as of the close of business on the last day
of the calendar month preceding such Distribution Date wa     83,760,992.58

(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date wa 183,191,332.23

(m) The aggregate amount of Trust Excess Principal Collections for such
Distribution Date is......................................... 1,378,564,962.89

(n) The aggregate amount of Principal Shortfalls for such Distrib      0.00

 6. Group Two Information

(a) The Average Rate for Group Two (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
    rate agreements, if an...) is equal to ......................    5.8508%

(b) Group Two Total Investor Collections is equal to .......... 261,265,049.92

(c) Group Two Investor Principal Collections is equal to ...    244,151,387.04

(d) Group Two Investor Finance Charge and Administrative Collecti17,113,662.88

(e) Group Two Investor Additional Amounts is equal to ...........      0.00

(f) Group Two Investor Default Amount is equal to ........... 5,642,809.79

(g) Group Two Investor Monthly Fees is equal to ........... 1,666,666.67

(h) Group Two Investor Monthly Interest is equal to ......... 3,087,906.39

 7.
(a) The Series Adjusted Portfolio Yield for the Due Period preceding such
    Distribution Date was equal to ..............................     13.77%

(b) The Series 1997-1 Allocation Percentage with respect to the Due
    Period preceding such Distribution Date was equal to ........     18.12%

(c) The Floating Allocation Percentage for the Due Period preceding such
    Distribution Date was equal to ..............................     87.79%

(d) The aggregate amount of Reallocated Investor Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ..........................
17,113,662.88

(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date
is equal to...........................     17,113,662.88

(f) Class A Invested Amount .......................... 870,000,000.00

(g) The Class A Invested Percentage with respect to the Due Period preceding
such Distribution Date was equal to ...............     87.00%

(h) The Class A Invested Percentage of the amount set forth in Item 7(d)
    above was equal to ............................ 14,888,886.71

(i) The amount of Class A Monthly Interest for such Distribution Date is equal
to.....................................................      2,648,459.56

(j) The amount of any Class A Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to ........      0.00

(k) The amount of Class A Additional Interest for such Distribution Date is
equal to .................................................      0.00

(l) The amount of any Class A Additional Interest previously due but not
distributed on a prior Distribution Date is equal to.........      0.00

(m) The Class A Investor Default Amount for such Distribution Date is equal to
 ....................................................      4,909,244.52

(n) The Allocable Servicing Fee for such Distribution Date is equ 1,666,666.67

(o) The Class A Required Amount, if any, with respect to such Distribution
Date is equal to................................      0.00

(p) Class B Invested Amount ...................  47,500,000.00

(q) The Class B Invested Percentage for the Due Period preceding such
Distribution Date was equal to...............................      4.75%

(r) The Class B Invested Percentage of the amount set forth in Item 7(d)
    above is equal to............................................812,898.99

(s) The amount of Class B Monthly Interest for such Distribution Date is equal to.....................................................149,112.30

(t) The amount of any Class B Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to.........      0.00

(u) The amount of Class B Additional Interest for such Distribution Date  is
equal to..................................................      0.00

(v) The amount of any Class B Additional Interest previously due but not
    distributed on a prior Distribution Date is equal to.........      0.00

(w) Class B Investor Default Amount for such Distribution Date is equal
    to...........................................................268,033.47

(x) The Collateral Invested Percentage of the amount set forth in Item 7(d)
    above is equal to..........................      1,411,877.19

(y) The Series 1997-1 Principal Shortfall for such Distribution Date is
    equal to.....................................................      0.00

(z) The Series 1997-1 Excess Principal Collections is equal to..249,794,196.84

(aa)The amount of Excess Finance Charge and Administrative Collections
    with respect to such Distribution Date is equal to...........
7,740,179.84

(bb)The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
(i) to fund the Class A Required Amount, if any, with
    respect to such Distribution Date............................      0.00
(ii)to reimburse Class A Investor Charge-Offs....................      0.00
(iiito pay current or overdue Class B Monthly Interest, Class B Additional
Interest or the Cumulative Excess Interest Amount................    0.00
(iv)to fund the Class B Investor Default Amount with
    respect to such Distribution Date............................268,033.47
(v) to reimburse certain previous reductions in the Class B
    Invested Amount .............................................      0.00
(vi)to pay the Collateral Monthly Interest for such Distribution
    Date equal to................................................290,334.53
(viito pay any portion of the Allocable Servicing Fee not
    paid pursuant to clause (i) above............................      0.00
(viito fund the Collateral Investor Default Amount with
    respect to such Distribution Date............................465,531.81
(ix)to make any required deposit in the Cash Collateral Account..      0.00
(x) to make any required deposit to the Reserve Account [Section 6,716,280.03


(cc)The amount of Subordinated Principal Collections with respect to such
Distribution Date is equal to.......................  31,739,680.32

(dd)The amount, if any, of Miscellaneous Payments with respect to such
Distribution Date is equal to................................      0.00

(ee)The Principal Allocation Percentage is equal to .............N/A

(ff)The total amount to be distributed to Class A Certificateholders on
    such Distribution Date in payment of principal is equal to...      0.00

(gg)The total amount to be distributed to Class B Certificateholders on
    such Distribution Date in payment of principal is equal to...      0.00

(hh)The amount of Class A Investor Charge-Offs for such Distribution
    Date is equal to.............................................      0.00

(ii)The total amount of reimbursements of Class A Investor Charge-Offs
    for such Distribution Date is equal to.......................      0.00

(jj)The amount of Class B Investor Charge-Offs and other reductions in
    the Class B Invested Amount for such Distribution Date is equ      0.00

(kk)The total amount of reimbursements of Class B Investor Charge-Offs
    for such Distribution Date is equal to.......................      0.00

(ll)The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution
Date) will be equal to..................    870,000,000.00

(mm)The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution
Date) will be equal to..................     47,500,000.00

(nn)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the
Collateral Account) was equal to....................     82,500,000.00

(oo)The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution
Date, will be equal to.....................     82,500,000.00

(pp)The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral
Interest Holder on such Distribution Date, will be   173.684%

(qq)The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B
Certificateholders on such Distribution Date, will      0.00

8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution D
    9,804,186.42

9. The total amount to be allocated according to the terms of the Collateral
Agreement on such Distribution Date is equal to .............290,334.53

10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the
Collection Account) is equal t      0.00

11. The Class A Adjusted Invested Amount     870,000,000.00

12. The Class B Adjusted Invested Amount      47,500,000.00

13. The Controlled Accumulation Amount 0.00

14. The Controlled Deposit Amount      0.00

15. The Deficit Controlled Accumulation Amount 0.00

16. The Principal Funding Account Balance      0.00

17. The Principal Funding Investment Shortfall  N/A

18. The Reserve Account Amount 6,716,280.03

19. The Reserve Account Balance       13,533,125.00

20. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default
and (iii) the current status of each such default; if applica      None

12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of:____).

14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of April, 1997.


    HOUSEHOLD FINANCE CORPORATION
    as Servicer,

    By:
    Name: Steven H. Smith
    Title: Servicing Officer


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest3.044206391
 2. Principal distribution per $1,000 interest    0.000000000
 3. Interest distribution per $1,000 interest     3.044206391
B. Calculation of Class A Interest
 1. Calculation of Class A Certificate Rate
 (a) One-month LIBOR       5.667970%
 (b) Spread      0.100000%
 (c) Class A Certificate Rate      5.767970%
 2. Beginning Invested Amount  870,000,000.00
 3. Days in the Interest Period    29
C. Performance of Trust
 1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of Finance Charge & Administrative Rece    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
 2. Allocation of Receivables
  (a) Class A Invested Percentage87.0000000%
  (b) Principal Allocation Percentage    N/A
 3. Class A Principal
  (a) Total Amount Paid / Deposited to Principal Funding Account  NA
  (b) Total amount on deposit in Principal Funding Account  NA
 4. Delinquent Balances
  (a) 5 - 29 days -- ($)     224,613,791.01
   (%)   (Gross/Gross)    3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
   (%)   (Gross/Gross)    1.35%
  (c) 60+ days -- ($)183,191,332.23
   (%)   (Gross/Gross)    2.95%
 5. Class A Investor Default Amount      4,909,244.52
 6. Class A Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class A Investor Charge-Offs, if any, for the Distribution
      Date(s) with respect to the Payment Date 3,982,957.59
  (b) The amount of Item 6(a) per $1,000 interest      4.58
  (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs
                                             326,963.16
  (d) The amount of Item 6(c) per $1,000 interest      0.38
  (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such
Payment Date       0.00
 7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
the Payment Date   131,992,957.76
 8. Deficit Controlled Amortization Amount for such Payment      0.00
D. Class A Pool Factor       1.00000000
E. Receivables Balances
 1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
 2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61
F. Class B Certificates
 1. Class B Invested Amount as of the end of the Payment Da     47,500,000.00
 2. Available Collateral Invested Amount as of the end of t     82,500,000.00

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
 1. Total distribution per $1,000 interest3.139206316
 2. Principal distribution per $1,000 interest    0.000000000
 3. Interest distribution per $1,000 interest     3.139206316
B.  Calculation of Class B Interest
 1. Calculation of Class B Certificate Rate
 (a) One-month LIBOR       5.667970%
 (b) Spread      0.280000%
 (c) Class B Certificate Rate      5.947970%
 2. Beginning Invested Amount   47,500,000.00
 3. Days in the Interest Period    19
C. Performance of Trust
  1. Collections of Receivables
  (a) Total Collections    1,642,381,542.30
  (b) Collections of FC&A    107,581,033.32
  (c) Collections of Principal     1,534,800,508.98
  2. Allocation of Receivables
  (a) Class B Invested Percentage 4.7500000%
  (b) Principal Allocation Percentage    N/A
  3. Class B Principal
  (a) Total Amount Paid / Deposited to the Principal Funding Account      NA
  (b) Total amount on deposit in Principal Funding Account  NA
  4. Delinquent Balances
  (a) 5 - 29 days -- ($)     224,613,791.01
   (%)   (Gross/Gross)    3.62%
  (b) 30 - 59 days-- ($)      83,760,992.58
   (%)   (Gross/Gross)    1.35%
  (c) 60+ days -- ($)183,191,332.23
   (%)   (Gross/Gross)    2.95%
  5. Class B Investor Default Amount268,033.47
  6. Class B Investor Charge-Offs;
  Reimbursement of Charge-Offs.
  (a) Class B Investor Charge-Offs and other reductions, if any, for the
Distribution Date(s) with respect to the Payment Date       653,926.32
  (b) The amount of Item 6(a) per $1,000 interest     13.77
  (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs and other reductions2,760,080.48
  (d) The amount of Item 6(c) per $1,000 interest     58.11
  (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of
such Payment Date       0.00
  7. Available Cash Collateral Amount
  (a) Available Cash Collateral Amount at close of business on the Payment
Date      0.00
  (b) Available Cash Collateral Amount as a percent of the Class B Invested
Amount, each at close of business on the  Payment Date   0.00%
  8. Available Collateral Invested Amount82,500,000.00
  9. Deficit Controlled Amortization Amount for such Payment      0.00
 D. Class B Pool Factor       1.00000000
 E. Receivables Balances
  1. Principal Receivables as of close of business on the last day
  of the preceding Due Period      6,122,550,235.85
  2. Finance Charge and Administrative Receivables as of the close
  of business on the last day of the preceding Due Period     84,116,104.61